Exhibit 32.2

CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT of 2002

In connection with Amendment No. 4 to the Annual Report of Yangtze River Development Limited (the “Company”) on Form 10-K/A for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), Xin Zheng, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

1.	The Annual Report, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Xin Zheng
Xin Zheng
Principal Accounting and Financial Officer

Dated: June 17, 2016